EXHIBIT 24

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING

OBLIGATIONS

Know all by these presents, that the undersigned hereby authorizes David A. Hollander to execute for and on behalf of the undersigned, in the undersigned’s capacity as a trustee of the Mark

S. Tennenbaum Investment Trust and as a trustee of the Andrew R.
Tennenbaum
Investment Trust, (x) applications for CIK and CCC filing codes for such trustee (if not already obtained) and such trusts from the Securities and
Exchange Commission, and (y) Schedules 13 and Forms 3, 4 and 5, and any amendments thereto, and to cause such application(s), schedule(s) or form(s) to be filed with the United States Securities and Exchange
Commission pursuant to Section 13(d)-(g) or Section 16 (a) of the
Securities and Exchange Act of 1934, as amended. The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that David A.
Hollander is not assuming any of
the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, as amended.

This Limited
Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned
has caused
this Limited Power of Attorney to be executed as of this 3rd day of
January, 2006.

						/s/ John Mass__________
						JOHN MASS



STATE OF CALIFORNIA	)
				) ss.		ACKNOWLEDGEMENT
COUNTY OF LOS
		)

ANGELES

I, __Sarah Gardner_____, a Notary Public in and for said
County and State, hereby certify that John Mass, whose name is signed to the foregoing LIMTED POWER OF ATTORNEY, and who is known to me,

acknowledged before me on this day, that being informed of the contents thereof, he voluntarily executed the same on the day of its date.



	Given under my hand and official seal of office on this __3__day of

___January 2006__.

						/s/_Sarah Gardner_______
							Notary

Public in and for said
							County and State



LIMITED
POWER OF ATTORNEY

Know all by these presents, that the
undersigned
hereby authorizes David A. Hollander to execute for and on behalf of the undersigned, in the undersigned’s capacity as a trustee of the Mark
S. Tennenbaum Investment Trust and as a trustee of the Andrew R. Tennenbaum
Investment Trust, (x) applications for CIK and
CCC filing codes for such
trustee (if not already obtained) and such trusts from the Securities and
Exchange Commission, and (y) Schedules 13 and Forms 3, 4 and 5, and any amendments thereto, and to cause such application(s), schedule(s) or form(s) to be filed with the United States
Securities and Exchange
Commission pursuant to Section 13(d)-(g) or
Section 16(a) of the Securities
Exchange Act of 1934, as amended.  The
undersigned hereby grants to such
attorney-in-fact full power and
authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that David A. Hollander is not assuming any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, as amended.


This Limited
Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused
this Limited Power of Attorney to be executed as of this 3rd day of

January, 2006.

							__/s/ Stephen P. Rader_________


							Stephen P. Rader

STATE OF CALIFORNIA	)
				)

ss.				ACKNOWLEDGEMENT
COUNTY OF LOS 		)
ANGELES

I,
__Jennifer A.
Sloane__, a Notary Public in and for said County and State, hereby certify that Stephen P. Rader, whose name is signed to the foregoing LIMITED POWER
OF ATTORNEY, and who is known to me, acknowledged before me on this day, that being informed of the contents thereof, he voluntarily executed the same on the day of its date.

Given under
my hand and official seal of
office on this _29th _ day of __December__

2005_.

							__/s/
Jennifer A. Sloane________
								Notary
Public in and for said

								County and State